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                                                                 EXHIBIT 10.2(a)

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

          This Amendment No. 2 to Loan and Security Agreement (this "Amendment") dated December 9, 2005, is by and among Borrowers (as defined below), the undersigned Lenders and Bank of America, N.A., successor to Fleet Capital Corporation, as Agent for the Lenders who are from time to time party to that certain Loan and Security Agreement (as amended from time to time, and as amended hereby, the "Loan Agreement") dated as of October 8, 2003, by and among Neenah Foundry Company, a Wisconsin corporation ("Neenah"), as a Borrower, the Subsidiaries of Neenah that are party thereto as Borrowers (Neenah and such Subsidiaries are collectively, "Borrowers" and each, a "Borrower"), Fleet Capital Corporation, as Agent and as a Lender, Wachovia Capital Finance Corporation (Central), f/k/a Congress Financial Corporation (Central), as Syndication Agent and as a Lender, General Electric Capital Corporation, as Documentation Agent and as a Lender, and the other Lenders party thereto. All capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings herein as in the Loan Agreement.

          Borrowers have requested that Agent and Lenders agree to amend the definition of the term EBITDA contained in the Loan Agreement, as more particularly set forth herein.

          Subject to each of the terms and conditions set forth herein, Agent and the undersigned Lenders have agreed to the request described above.

          Now, therefore, the parties hereto hereby agree as follows:

          1. Amendment. Subject to the prior satisfaction of the conditions set forth in Section 2 of this Amendment, and in reliance on the representations and warranties set forth in Section 3 of this Amendment, the parties hereto agree to amend and restate the definition of the term EBITDA contained in Exhibit 8.3 to the Loan Agreement in its entirety as follows:

          "EBITDA - with respect to any period, the sum of net earnings (or loss) before interest expense, income taxes, depreciation and amortization for such period (but excluding any extraordinary gains for such period), all as determined for Parent, Borrowers and the Borrowers' Subsidiaries on a Consolidated basis and in accordance with GAAP; plus amounts deducted in determining net earnings (or loss) in respect of: (a) the fees, costs and expenses actually incurred in connection with the consummation of the Plan of Reorganization, and the closing of the Agreement and the transactions contemplated thereby, in the actual amounts and during the actual fiscal periods incurred, (b) non-recurring, non-cash items, (c) one-time cash expenses relating to the closing of the facility of Dalton Corporation, Kendallville Manufacturing Facility located at 200 West Ohio Street, Kendallville, Indiana of up to a maximum aggregate amount of $4,000,000 and
     (d) one-time charges incurred in connection with the settlement of the litigation matter JD Holdings LLC v. Neenah Foundry Company, relating to

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     the possible sale of Mercer Forge Corporation, in the amount of up to a maximum aggregate of $6,500,000 during the actual fiscal periods incurred; and minus the amount of any cash items not otherwise deducted in determining net income (or loss) to the extent that such items were previously added back to EBITDA as non-recurring, non-cash items on a prior measurement date."

          2. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions:

          (a) Agent shall have received an execution version of this Amendment signed by the parties hereto; and

          (b) no Default or Event of Default shall be in existence.

          3. Representations and Warranties. To induce Agent and the Lenders party hereto to execute and deliver this Amendment, each Borrower hereby represents and warrants to Lenders that, after giving effect to this Amendment:

          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

          (b) No Default or Event of Default has occurred and is continuing; and

          (c) The execution and delivery by such Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

          4. Scope. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective term.

          5. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and each Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.


                                       -2-

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          6. Counterparts. This Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which, when taken together, shall constitute but one and the same instrument.

          7. Expenses. All of Agent's reasonable costs and expenses, including, without limitation, attorney's fees, incurred in connection with the preparation of this Amendment and all related documents shall be paid by Borrowers upon the request of Agent.


                                       -3-

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                                        BORROWERS:

                                        NEENAH FOUNDRY COMPANY


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        DEETER FOUNDRY INC.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        MERCER FORGE CORPORATION


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        DALTON CORPORATION


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        DALTON CORPORATION, STRYKER
                                        MACHINING FACILITY CO.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer

Signature Page to Amendment No. 2 to Loan and Security Agreement

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                                        DALTON CORPORATION, WARSAW
                                        MANUFACTURING FACILITY


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        ADVANCED CAST PRODUCTS, INC.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        GREGG INDUSTRIES, INC.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        A & M SPECIALTIES, INC.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        NEENAH TRANSPORT, INC.


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer


                                        DALTON CORPORATION, KENDALLVILLE
                                        MANUFACTURING FACILITY


                                        By /s/ GARY LaChey
                                           -------------------------------------
                                        Its Corporate Vice President - Finance
                                            and Chief Financial Officer

Signature Page to Amendment No. 2 to Loan and Security Agreement

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                                        BANK OF AMERICAN A., successor to FLEET
                                        CAPITAL CORPORATION, as Agent and as a
                                        Lender


                                        By /s/ Robert Lund
                                           -------------------------------------
                                        Its Senior Vice President


                                        WACHOVIA CAPITAL FINANCE
                                        CORPORATION (CENTRAL), f/k/a CONGRESS
                                        FINANCIAL CORPORATION (CENTRAL), as a
                                        Lender


                                        By /s/ Laura Wheeland
                                           -------------------------------------
                                        Its Vice President


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Lender


                                        By /s/ Bond Harberts
                                           -------------------------------------
                                        Its Duly Authorized Signatory


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By /s/ Eustachio Bruno
                                           -------------------------------------
                                        Its AVP

Signature Page to Amendment No. 2 to Loan and Security Agreement